SUBSCRIPTION FOR COMMON STOCK
OF
ADVANCED CREDIT TECHNOLOGIES, INC.

and

RECEIPT OF SUBSCRIPTION

To: The Board of Directors of ADVANCED CREDIT TECHNOLOGIES, INC., a Nevada corporation

Gentlemen:

The below signed person (the, "Subscriber") hereby subscribes for shares of unregistered common stock, $.001. par value (the "Common Stock"), to be issued by ADVANCED CREDIT TECHNOLOGIES, INC. (the "Corporation"), at a price of $.10 cents per share of Common Stock, in the following amounts:

Total number of shares of Common Stock: ____________________

Aggregate subscription price: $ ____________________

Subscriber understands and agrees that upon acceptance of this Subscription for shares of Common Stock, Subscriber shall be admitted as a shareholder of the Corporation and shall be bound by the terms of the Corporation's Articles of Incorporation and By-Laws in effect as of the date of said acceptance. Subscriber represents that the Subscriber has received a copy of the Articles of Incorporation and By-Laws and/or has had the opportunity to review same prior to making this investment.

The Subscriber understands that the Common Stock being purchased are "securities" within the meaning of the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws ("Blue Sky Laws"), and that these shares are not being registered under the Act nor under any applicable Blue Sky Laws. It is Subscriber's further understanding that the shares being acquired must be held by Subscriber indefinitely and my not be transferred by Subscriber until they are subsequently registered under the Act and any applicable Blue Sky Laws, unless an exemption from registration is available.

Subscriber hereby represents and warrants to the Company that the Subscriber is an "accredited investor" as that term is in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), has the ability to bear the risks of an

investment in the Company (including a complete of the investment) and is suitable as a Subscriber in a private offering.

Subscriber hereby represents and warrants to the Company that he has examined this Subscription Agreement, and that substantially all of his subscription price paid hereunder will be used by the Company as working capital. Also, Subscriber represents to the Company that he has received a copy of the Summary of the Offering and has received satisfactory answers and responses to all questions asked of the Company prior to making this investment.

Subscriber understands that purchasing Common Stock hereunder will subject Subscriber to certain risks, including, but not limited to, each of the following:

(a) The Corporation is a newly incorporated corporation and has no operating history. At the present time, the Corporation has nominal operations and assets and, therefore, is considered a shell corporation under applicable rules of the Securities Exchange Act of 1934, as amended.

(b) The offering price of the Common Stock offered hereby has been determined solely by the Corporation and does not necessarily bear any relationship to the value of the Corporation's assets, current or potential earnings of the Corporation, or any other recognized criteria used for measuring value, and therefore, there can be no assurance that the offering price of the Common Stock is representative of the actual value of the shares.

(c) The Corporation may issue additional shares of Common Stock, securities exercisable or convertible into shares of Common Stock, or debt. Such securities may be issued for a purchase price consisting of cash, services or other consideration that may be materially different than the purchase price of the Common Stock hereunder. The issuance of any such securities may result in substantial dilution to the relative ownership interests of the Corporation's existing shareholders and substantial reduction in net book value per share. Additional equity securities may have rights, preferences and privileges senior to those of the holders of Common Stock, and any debt financing may involve restrictive covenants that may limit the Corporation's operating flexibility.

(d) An investment in shares of Common Stock may involve certain material legal, accounting and federal and state tax consequences. Subscriber should consult with its legal counsel, accountant and/or business adviser as to the legal, accounting, tax and related matters accompanying such an investment.

Subscriber understands that the certificates representing the shares of Common Stock shall have endorsed thereon the following legend (and appropriate notations thereof will be made in the Company's stock transfer books), and stop transfer instructions reflecting these restrictions on transfer will be placed with the transfer agent of the securities:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES REPRESENTED HEREBY HAVE BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT, AND WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE SOLD, TRANSFERRED OR DISPOSED OF WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, THE RULES AND REGULATIONS THEREUNDER OR OTHER APPLICABLE SECURITIES LAWS.

Subscriber hereby represents and warrants that all information set forth below Subscriber's signature is true and accurate to the best of Subscriber's knowledge and belief.

Signature ______________________ Date ______________________

Print Name ______________________ Social Security or Employer Identification Number ______________________

Address ______________________ Telephone ______________________

City State Zip ______________________

RECEIPT

The undersigned Treasurer of ADVANCED CREDIT TECHNOLOGIES, INC. hereby accepts the foregoing subscription for ____________ shares of Common Stock of ADVANCED CREDIT TECHNOLOGIES, INC., no par value common stock and acknowledges receipt of the consideration paid by Subscriber, copy of Subscriber's check attached.

Treasurer ______________________ Date ______________________

CONFIDENTIAL POTENTIAL INVESTOR QUESTIONNAIRE

ADVANCED CREDIT TECHNOLOGIES, INC.

I am furnishing you with the information contained herein to enable you to determine whether I (or if, applicable, the entity which I represent) may purchase shares of common stock (the "Common Stock") of ADVANCED CREDIT TECHNOLOGIES, INC., a Nevada corporation (the "Company") pursuant to Section 4(2) of the Securities Act of 1933 (the "Securities Act").

I (or, if applicable, the entity which I represent) understand (i) that the Company will rely upon the information contained herein for purposes of such determination, (ii) that the shares of Common Stock will not be registered with the Securities and Exchange Commission nor with the securities regulatory authority of any state in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and similar exemptions under the state securities laws, and (iii) that the request by the Company that I complete this Questionnaire does not constitute an offer to sell the Common Stock to me or, if applicable, to the entity which I represent.

I (or, if applicable, the entity which I represent) represent to the Company (i) that the information contained herein is complete and accurate and may be relied upon by the Company, (ii) that, if I am completing this Questionnaire on behalf of an entity, I have full authority to do so and to provide the information and make the representations called for herein, and (iii) that I (or, if applicable, the entity which I represent) will notify the Company immediately of any material change in any of such information occurring prior to the closing of the purchase of the shares of Common Stock by me (or, if applicable, by the entity which I represent).

1. ____
   Print Name

   ____
   Date of birth or year of organization

2. ____
   Home address or principal office address if other than an individual

   ____
   City State Zip

   ____
   Telephone Number Fax Number

3. I am subscribing for:

   __________ x $.10 __________ $ __________
   Number of Shares Price Per Share For a total of

4. This question is to be answered by individuals:

____
Employer

____
Nature of Business

____
Position

____
Nature of Duties

____
Business Address

____
Business Telephone Number

____
Professional licenses

____
Advanced educational degree(s)

5. I am an accredited investor (as defined in Rule 501 of Reg D) because (check each appropriate description):

_______ I am a natural person whose net worth, or joint net worth with my spouse, exceeds $1,000,000.

_______ I am a natural person who had individual income exceeding $200,000 in each of the two most recent years or joint income with my spouse exceeding $300,000 in each year of those years and I have a reasonable expectation of reaching the same income level in the current year.

_______ I am a director or executive officer of the Company (Executive Officer means the president, any vice president in charge of a principal business unit, division or function such as sales, administration or finance, any other officer who performs a policy-making function, or any other person who performs a similar policy-making function for the Company).

_______ I am an organization described in Section 501(c)(iii) of the Internal Revenue Code, not formed for the specific purpose of acquiring the securities, with total assets exceeding $5,000,000.

_____ I am a corporation, business trust, limited liability company or partnership, not formed for the specific purpose of acquiring the securities, with total assets exceeding $5,000,000.

_____ I am a trust not formed for the specific purpose of acquiring the securities, with total assets exceeding $5,000,000 and whose purchase is directed by a "sophisticated person," as defined in Rule 506(b)(ii) of Reg D.

_____ I am an employee benefit program within the meaning of the Employee Retirement Income Security Act of 1974 and (i) investment decisions for such plan are made by a plan fiduciary, as defined in Section 3(21) of such act, which is a bank, savings and loan association, insurance company or registered investment advisor or (ii) such plan total assets exceeding $5,000,000 or (iii) if a self-directed plan, investment decisions are made solely by accredited investors.

_____ I am an entity in which all of the equity owners are accredited investors.

6. Financial Information

(a) Do you have adequate means of providing for your current needs and personal contingencies, have no need for liquidity in your investment, and are you able to bear the economic risk of an investment in the Company of the size contemplated? ( ) Yes ( ) No

(b) In making this statement, has consideration been given to whether you can afford a complete loss? ( ) Yes ( ) No

(c) Please provide, as evidence of your ability to bear the economic risk, the following information

(i) What is your net worth (including liquid and illiquid assets, but exclusive of home, home furnishings and automobiles?):

$_______________

(ii) Was your annual income for each of the years 2006 and 2007 in excess of $200,000, or your joint income with your spouse in excess of $300,000, and do you reasonably expect that you will have income in 2008 in excess of $200,000, or $300,000 jointly with your spouse? ( ) Yes ( ) No

7. Citizenship

I am a citizen of: _______________________

The forgoing responses are complete and accurate to the best of my knowledge and belief. I will provide such further information as may be requested by the Company to verify my responses. I will notify the Company in writing regarding any material change in my responses prior to the closing of the purchase by me of the securities. Absent such

notification, the issuance of the securities in my name shall be deemed to be an automatic affirmation by me of the truth and accuracy of the statements and information set forth above.

All information furnished herein is being furnished for the sole use of the Company and its counsel and with the understanding that such information will be held in confidence by such persons, except that this Questionnaire, and the information set forth herein, may be furnished to such parties as the Company deems desirable to establish compliance with applicable securities laws and regulations.

Date

Type or print name of prospective purchaser

Signature of Prospective purchaser

Signature of spouse, joint tenant, tenant in common or other signature, if required

Title if applicable